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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2007
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                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

      Massachusetts                     0-12742                   04-2457335
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(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


One Patriots Park, Bedford, Massachusetts                        01730-2396
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (781) 275-6000
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              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 30, 2007, Spire Corporation (the "Company") entered into a Lease Agreement (the "Lease") with SPI-Trust, a Trust of which Roger G. Little, Chairman of the Board, Chief Executive Officer and President of the Company, is the sole trustee and principal beneficiary, with respect to 144,230 square feet of space comprising the entire building in which the Company has occupied space since December 1, 1985. The term of the Lease commenced on December 1, 2007 and continues for five (5) years until November 30, 2012. The Company has the right to extend the term of the Lease for an additional five (5) year period. The annual rental rate for the first year of the Lease is $12.50 per square foot on a triple net basis, whereby the tenant is responsible for operating expenses, taxes and maintenance of the building. The annual rental rate increases on each anniversary by $0.75 per square foot. If the Company exercises its right to extend the term of the Lease, the annual rental rate for the first year of the extended term will be the greater of (a) the rental rate in effect immediately preceding the commencement of the extended term or (b) the market rate at such time, and on each anniversary of the commencement of the extended term the rental rate will increase by $0.75 per square foot. The Company believes that the terms of the Lease are commercially reasonable.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    Exhibit No.      Description
    -----------      -----------

       10(y) Lease Agreement, entered into as of November 30, 2007, by and between Roger G. Little, Trustee of SPI-Trust, and Spire Corporation.














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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SPIRE CORPORATION

Date: December 6, 2007                 By: /s/ Christian Dufresne
                                           ----------------------------
                                           Christian Dufresne
                                           Chief Financial Officer and Treasurer



























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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

   10(y) Lease Agreement, entered into as of November 30, 2007, by and between Roger G. Little, Trustee of SPI-Trust, and Spire Corporation.



























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